                              PUT OPTION AGREEMENT


         This Put Option Agreement (this "Agreement") is made and entered into as of October 31, 2002 (the "Effective Date"), by and between United Currency Group, Inc., a New York corporation ("UCG") and Biofarm, Inc., a Nevada corporation (the "Company").

                              W I T N E S S E T H:

         WHEREAS, UCG and the Company have entered into this day a License Agreement pursuant to which UCG has granted to the Company a license to certain of its property (the "License Agreement").

         WHEREAS, the consideration to be paid by the Company to UCG pursuant to the License Agreement, is the execution and delivery of this Agreement as a necessary prerequisite to the effectiveness of the License Agreement.

         NOW, THEREFORE, in consideration of the premises and mutual agreements and covenants set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, such parties, intending to be legally and equitably bound, hereby, agree as follows:

         1. Grant of Put Option. The Company grants to UCG, at any time, during the period of time commencing on the date hereof and terminating on the fifth
(5th) anniversary date hereof or such earlier date as the License Agreement is terminated, the right ("Put Option") to require the Company to purchase all of the assets of UCG that are the subject of the License Agreement (the "Rights").

         2. Underlying Shares. Upon UCG's exercise of the Put Option in full, UCG shall be entitled to receive an aggregate of 3,000,000 shares of the common stock, par value $.001 per share, of the Company (the "Common Stock"), subject to adjustment as provided for herein (the "Underlying Shares").

         3. Partial Exercise. UCG may partially exercise the Put Option in increments but, in no event, shall any such partial exercise be for less than ten (10%) percent of the Rights and ten (10%) percent of the Underlying Shares with each one (1%) percent of the Rights being exercisable for 30,000 shares of the Company's Common Stock.

         4. Procedure for Exercise of Put Option. UCG may exercise this Put Option granted hereunder by delivering to the Company the Notice of Exercise attached hereto as Exhibit A. After the Company receives such notice, the Company and UCG shall work together and use their best efforts to close the purchase and sale as promptly as practicable.

         5. Closing. The sale and purchase upon exercise of the Put Option granted to UCG hereunder may be consummated at one or more closings (each, a "Closing"). The date upon which a Closing actually occurs is herein referred to as the "Closing Date."

         6. Representations and Warranties of Company. The Company represents and warrants to UCG that, as of the date hereof:

                  6.1 Organization. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada.

                  6.2 Corporate Power: Authorization. The Company has the corporate power and has the authority to execute, deliver and perform this Agreement and the License Agreement. The execution, delivery and performance by the Company of this Agreement and the License Agreement has been duly authorized by the Board of Directors of the Company. No other corporate proceedings on the part of the Company or its stockholders are necessary to authorize the execution, delivery or performance by the Company of this Agreement and the License Agreement. This Agreement and the License Agreement has been duly executed and delivered by the Company and, assuming due execution and delivery thereof by UCG, are valid and legally binding agreements of the Company, enforceable in accordance with their respective terms, subject to bankruptcy, insolvency, moratorium, reorganization and similar laws of general applicability relating to or affecting creditors' rights and general equity principles.

                  6.3 The Company's Business. The Company has full power and authority to own all of its properties and assets and to carry on its business, as it is now being conducted, and is duly qualified to do business and is in good standing in each jurisdiction in which the ownership of its property or the conduct of its business requires such qualification, if the failure to so qualify would have a material adverse effect on the business, financial condition or results of operations of the Company.

                  6.4 Capitalization. The authorized capital stock of the Company consists of 25,000,000 shares of Common Stock of which there are, as of the date hereof, 6,250,000 shares issued and outstanding. Each such share has been validly issued, and is fully paid and non-assessable. The Company has no commitments to issue or sell any shares of its capital stock or any securities or obligations convertible into or exchangeable for, or giving any person any right to subscribe for or acquire from the Company any shares of capital stock of the Company, and no securities or obligations evidencing any such rights are outstanding. The Company has reserved for issuance a sufficient number of shares of its Common Stock underlying this Agreement (the "Underlying Shares") to permit the full exercise of the Put Option. Upon delivery of the Underlying Shares pursuant hereto, good and valid title to the Underlying Shares, free and clear of all liens, charges, pledges, security interests or other encumbrances, will pass to UCG. Other than the agreements which may be contemplated by this Agreement and the License Agreement, the Underlying Shares are not subject to any voting trust agreement or other contract, agreement, arrangement, commitment or understanding, including any such agreement, arrangement, commitment or understanding restricting or otherwise relating to the voting, dividend rights or disposition of the Put Option and the Underlying Shares.

                  6.5 Proprietary Rights. The Company has title and ownership of, or full right to use, all patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses, information, proprietary rights and processes that are necessary for its business as now conducted and, to the Company's knowledge, without any conflict with or infringement of the rights of others. There are no outstanding options, licenses, or agreements of any kind relating to the foregoing, nor is the Company bound by or a party to any options, licenses or agreements of any kind with respect to the patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses, information, proprietary rights and processes of any other person or entity. The Company has not received any communications alleging that the Company has violated or, by conducting its business as currently conducted, would violate any of the patents, trademarks, service marks, trade names, copyrights or trade proprietary rights of any other person or entity.

                  6.6 Litigation. There are no actions, suits, proceedings or investigations pending before any court or governmental agency or, to the Company's knowledge, threatened in writing against the Company or its properties which will have any material adverse effect upon the Company.

                  6.7 Title to Properties and Assets; Liens, etc. The Company has good and marketable title to its properties and assets, and has good title to all its leasehold interests, in each case subject to no mortgage, pledge, lien, encumbrance or charge, other than (i) the lien of current taxes not yet due and payable, and (ii) possible minor liens and encumbrances which, when considered individually or together, do not materially detract from the value of the property subject thereto or materially impair the operations of the Company, and which have not arisen otherwise than in the ordinary course of business.

                  6.8 No Conflicts. The execution, delivery and performance of this Agreement and the License Agreement will not result in a breach or violation of any of the terms and provisions of, or constitute a default under,
(i) any statute, rule, regulation or order of any governmental agency or body or any court, domestic or foreign, having jurisdiction over the Company or any of its properties, (ii) any agreement or instrument to which the Company is a party or by which the Company is bound or to which any of the properties of the Company or any such subsidiary is subject, or (iii) the certificate of incorporation or by-laws of the Company, except, in the case of clause (i), such breaches, violations or defaults that individually or in the aggregate would not materially and adversely affect the operation of the business of the Company.

                  6.9 No Registration Rights. The Company is not under any contractual obligation to register under the Securities Act of 1933, as amended (the "Securities Act") any of its presently outstanding securities or any of its securities which may hereafter be issued.

                  6.10 Governmental Consent, etc. No consent, approval order or authorization of or registration, qualification, designation, declaration or filing with any governmental authority on the part of the Company is required in connection with the valid execution and delivery of the License Agreement, this Agreement, or the issuance of the Put Option hereunder, or the consummation of any other transaction contemplated hereby.

                  6.11 Permits. The Company has all franchises, permits, licenses, and any similar authority necessary for the conduct of its business as now being conducted by it, the lack of which could materially and adversely affect the business, properties, or financial condition of the Company, and the Company believes it can obtain, without undue burden or expense, any similar authority for the conduct of its business as planned to be conducted. To its knowledge, the Company is not in default in any material respect under any of such franchises, permits, licenses or other similar authority.

                  6.12 Brokers. There are no contracts, agreements or understandings between the Company and any person that would give rise to a valid claim against the Company, or UCG for a brokerage commission, finder's fee or other like payment in connection with the transactions contemplated by this Agreement.

                  6.13 Exchange Act Reporting. The Company is subject to Section 13 or 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act").

                  6.14 Compliance with the Exchange Act. In connection with this Agreement, the Company has complied, and will continue to comply, in all material respects with the applicable provisions of the Exchange Act and the rules and regulations thereunder, including, without limitation, Sections 10 and 14 of the Exchange Act and Rule 10b-5 of the Exchange Act.

         7. Representations and Warranties of UCG. UCG represents and warrants to the Company as follows:

                  7.1 Investment Intent; Blue Sky. UCG is acquiring the Put Option and Underlying Shares for investment for its own account, not as a nominee or agent, and not with a view to, or for resale in connection with, any distribution thereof. It understands that the issuance of the Underlying Shares has not been, and will not be, registered under the Securities Act by reason of a specific exemption from the registration provisions of the Securities Act, the availability of which depends upon, among other things, the bona fide nature of UCG's investment intent and the accuracy of UCG's representations as expressed herein.

                  7.2 Rule 144. UCG acknowledges that the Underlying Shares acquired upon exercise of the Put Option granted hereunder may not be resold unless they have been registered under the Securities Act or the resale in question is exempt from such registration requirements. UCG is aware of the provisions and restrictions of Rule 144 promulgated under the Securities Act.

                  7.3 Restrictions on Transfer; Restrictive Legends. UCG understands that, unless or until registered under the Securities Act, the transfer of the Underlying Shares is restricted by applicable state and federal securities laws, and that the certificates representing the Underlying Shares will be imprinted with a restrictive legend substantially as follows:

         THE SHARES OF COMMON STOCK REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THESE SHARES HAVE BEEN ACQUIRED FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO DISTRIBUTION OR RESALE, AND MAY NOT BE SOLD, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SHARES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER OF SUCH SHARES TO THE EFFECT THAT REGISTRATION IS NOT REQUIRED UNDER SUCH ACT AND SUCH STATE SECURITIES LAWS.

                  7.4 Access to Information. UCG has had access to such documents and information regarding the business and finances of the Company, the receipt and careful reading of which is hereby acknowledged, and has been provided the opportunity to discuss, with the Company's management, the Company's business, affairs and financial condition and such other matters with respect to the Company as would concern a reasonable person considering the transactions contemplated by this Agreement and/or concerned with the operations of the Company. UCG confirms that it does not desire to receive any further information or documents.

                  7.5. Authorization. All action on the part of UCG's board of directors, and stockholders, as applicable, necessary for (i) the authorization, execution, delivery and performance of this Agreement and the License Agreement by UCG, (ii) the sale of the Rights to the Company, (iii) the purchase of the Underlying Shares and (iv) the performance of all of the UCG's obligations under this Agreement and the License Agreement has been taken or will be taken prior to the Closings. This Agreement and the License Agreement, when executed and delivered by UCG, shall constitute valid and binding obligations of UCG, enforceable in accordance with their terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief or other equitable remedies.

                  7.6 Government Consent, etc. No consent, approval order or authorization of or registration, qualification, designation, declaration or filing with any governmental authority on the part of UCG is required in connection with the valid execution and delivery of this Agreement and the License Agreement or the acquisition of the Underlying Shares upon exercise of the Put Option granted thereunder, or the consummation of any other transaction contemplated hereby.

         8. Covenants.

                  8.1 No Action. The Company agrees not to take any action that would prevent or delay the exercise of the Put Option granted hereunder.

                  8.2 Preferred Stock. The Company agrees not to issue shares of preferred stock to any person prior to the expiration of the term of this Agreement, unless UCG gives its prior written consent.

                  8.3 Reservation. The Company covenants and agrees that during the term of this Agreement, the Company shall at all times reserve and keep available out of its authorized shares of Common Stock, solely for the purpose of issuance upon the exercise of the Put Option, such number of shares of Common Stock or other securities, properties or rights as shall be issuable upon the exercise under the Put Option. The Company covenants and agrees that, upon exercise of the Put Option, all shares of Common Stock and other securities issuable upon such exercise shall be duly authorized, validly issued, fully paid, non-assessable and not subject to the preemptive rights of any shareholder.

         9. Adjustments: Notices.

                  9.1 The number and kind of securities underlying this Put Option shall be subject to adjustment from time to time upon the issuance of any of its securities and the happening of any of the other following events by the
Company:

                           (a) declare a dividend or make a distribution on its
outstanding shares of Common Stock, in shares of its capital stock; or

                           (b) subdivide or reclassify its outstanding shares of
Common Stock into a greater number of shares; or

                           (c) combine or reclassify its outstanding shares of
Common Stock into a smaller number of shares; or

                           (d) issue warrants or rights to all holders of its
Common Stock entitling them to subscribe for or purchase shares of Common Stock; or

                           (e) issue any securities convertible into or
exchangeable for its Common Stock.

                  9.2 Then, in any of those events set forth in Section 9.1, the number and kind of securities subject to the Put Option shall be adjusted according to the following rules:

                           (a) UCG's proportionate interest in the Company shall
be maintained by a formula determined by the following calculations: the sum of the number of shares of the Company's Common Stock issued and outstanding on the date of this Agreement shall be added to the aggregate number of shares of Common Stock underlying this Agreement, as may be adjusted from time to time, and the sum derived thereby shall be the "denominator"; and

                           (b) the "numerator" shall be the aggregate number of
shares of Common Stock underlying this Agreement, as may be adjusted from time to time; and

                           (c) the "numerator" shall be divided by the
"denominator" and the sum derived thereby shall be the "quotient"; and

                           (d) the number of and kind of securities underlying
this Agreement shall be determined by multiplying the quotient by the number of and kind of securities issued and outstanding after any of the events specified in Section 9.1 above; and

                           (e) for the purposes of determining the
"denominator", all issued and outstanding warrants, rights and securities convertible or exchangeable for Common Stock shall be deemed to have been exercised, converted or exchanged, as the case may be.

                  9.3 In case of any reorganization of the Company or consolidation of the Company with, or merger of the Company with, or merger of the Company into, another corporation (other than a consolidation or merger which does not result in any reclassification or change of the outstanding Common Stock), the corporation formed by such consolidation or merger shall execute and deliver to the holder a supplemental Put Option Agreement providing that UCG shall have the right thereafter (until the expiration of the terms of this Agreement) to receive, upon exercise of the Put Option, the kind and amount of shares of stock and other securities and property receivable upon such consolidation or merger, by a holder of the number of shares of Common Stock of the Company for which such Put Option might have been exercised immediately prior to such reorganization, consolidation, merger, conveyance, sale or transfer. Such supplemental Put Option Agreement shall provide for adjustments which shall be identical to the adjustments provided in Sections 9.1 and 9.2 and such other rights as provided for in this Agreement. The Company shall not effect any such consolidation, merger, or similar transaction as contemplated by this Section 9.3, unless prior to or simultaneously with the consummation thereof, the successor corporation (if other than the Company) resulting from such consolidation or merger or the corporation purchasing, receiving, or leasing such assets or other appropriate corporation or entity shall assume, by written instrument executed and delivered to UCG, the obligation to deliver to UCG, such shares of stock, securities, or assets as, in accordance with the foregoing provisions, such holders may be entitled to purchase, and to perform the other obligations of the Company under this Agreement. The above provision of this Section 9.3 shall similarly apply to successive consolidations or successively whenever any event listed above shall occur.

                  9.4 Whenever an adjustment is to be made, as herein provided, the Company shall promptly cause a notice setting forth the adjustment including the number of and kind of securities, as adjusted, issuable upon exercise of the Put Option to be mailed to UCG fifteen (15) days prior to the record date for such event, at the address set forth herein, and shall cause a certified copy thereof to be mailed to its transfer agent, if any. The Company may retain a firm of independent certified public accountants selected by the Board of Directors (who may be the regular accountants employed by the Company) to make any computation required by Sections 9.1, 9.2, and 9.3 and a certificate signed by such firm shall be conclusive evidence of the correctness of such adjustment.

                  9.5 Nothing contained in this Agreement shall be construed as conferring upon UCG the right to vote or to consent or to receive notice as a shareholder in respect to any meetings of shareholders for the election of directors or any other matter, or as having any rights whatsoever as a shareholder of the Company, If, however, at any time prior to the expiration of the Term of this Agreement and full exercise of the Put Option, any of the following events shall occur:

                           (a) the Company shall take a record of the holders of
its shares of Common Stock for the purpose of entitling them to receive a dividend or distribution payable otherwise than in cash, or a cash dividend or distribution payable otherwise than out of current or retained earnings, as indicated by the accounting treatment of such dividend or distribution on the books of the Company; or

                           (b) the Company shall offer to all the holders of its
Common Stock any additional shares of capital stock of the Company or securities convertible into or exchangeable for shares of capital stock of the Company, or any option, right or warrant to subscribe therefore; or

                           (c) a dissolution, liquidation or winding up of the
Company (other than in connection with a consolidation or merger) or a sale of all or substantially all of its property, assets and business as an entirety shall be proposed;

then, in any one or more of said events, the Company shall give written notice of such event to UCG at least fifteen (15) days prior to the date fixed as a record date of the date of closing the transfer books for the determination of the shareholders entitled to such dividend, distribution, convertible or exchangeable securities or subscription rights, or entitled to vote on such proposed dissolution, liquidation, winding up or sale. Such notices shall specify such record date or the date of closing the transfer books, as the case may be. Failure to give such notice or any defect therein shall not affect the validity of any action taken in connection with the declaration or payment of any such dividend, or the issuance of any convertible or exchangeable securities, or subscription rights, options or warrants, or any proposed dissolution, liquidation, winding up or sale.

         10. Closing Conditions.

                  10.1 Conditions to Obligations of Each Party. The obligation of each party to consummate the transactions contemplated by this Agreement shall be subject to the satisfaction at or prior to any Closing of the following conditions:

                           (a) Governmental approvals. All authorizations,
consents, permits and approvals of all federal, state and local governmental agencies and authorities required to be obtained in order to permit consummation of the transactions contemplated by this Agreement shall have been obtained.

                           (b) No Injunctions or Restraints; Illegality. No
temporary restraining order, preliminary or permanent injunction or other order issued by any court of competent jurisdiction or other legal restrain or prohibition preventing the consummation of the transactions contemplated by this Agreement shall be in effect, nor shall any proceeding brought by an administration agency or commission or other governmental authority or instrumentality, domestic or foreign, seeking any of the foregoing be pending; nor shall there be any action taken, or any statute, rule, regulation or other enacted, entered, enforced or deemed applicable to the transactions contemplated by this Agreement that makes the consummation of such transactions illegal.

                  10.2 Conditions to Obligations of UCG. The obligations of UCG to consummate the transaction contemplated by this Agreement shall be subject to the satisfaction at or prior to each Closing of the following additional conditions:

                           (a) Representations and Warranties. The
representations and warranties of the Company contained in this Agreement shall be true and correct in all material respects on and as of each Closing Dates, except for changes contemplated by this Agreement, with the same force and effect as if made on and as of the Closing Date(s). UCG shall have received a certificate at each Closing to such effect executed on behalf of the Company by its Chief Executive Officer.

                           (b) Agreements and Covenants. The Company shall have
performed or complied in all material respects with all agreements and covenants required by this Agreement to be performed or complied with by it on or prior to any Closing Date, and UCG shall have received a certificate to such effect executed on behalf of the Company by its Chief Executive Officer.

                  10.3 Conditions to Obligations of the Company. The obligations of the Company to consummate the transactions contemplated by this Agreement shall be subject to the satisfaction at or prior to the Closing of each following additional conditions:

                           (a) Representations and Warranties. The
representations and warranties of UCG contained in this Agreement shall be true and correct in all material respects on and as of each Closing Date, except for changes contemplated by this Agreement, with the same force and effect as if made on and as of such Closing Date.

                           (b) Agreements and Covenants. UCG shall have
performed or complied, in all materials respects, with all agreements and covenants required by this Agreement to be performed or complied with on or prior to each Closing Date.

         11. Assignment of Rights. UCG may assign its rights under this Agreement provided that any such assignee agrees to be bound by the terms of this Agreement (the "Permitted Transferees").

         12. Miscellaneous.

                  12.1 Conflicts: Additional Instruments.

                           (a) In the event of any conflict between the terms
and conditions of the License Agreement and this Agreement, this Agreement shall control.

                           (b) Notwithstanding termination of this Agreement,
the parties covenant and agree to execute and deliver any additional instruments or documents necessary to carry out the general intent of this Agreement.

                  12.2 Headings. The descriptive headings contained in this Agreement are for convenience of reference only and shall not affect in any way the meaning or interpretation of this Agreement.

                  12.3 Severability. If any term or other provision of this Agreement is deemed invalid, illegal or incapable of being enforced by any law or public policy, all other terms and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic and legal substance of the transactions contemplated hereby are not affected or impeached in any manner materially adverse to any party.

                  12.4 Entire Agreement. This Agreement, together with the Exhibit(s) attached hereto, constitutes the entire agreement of the parties with respect to the subject matter hereof and supersedes all prior agreements and undertakings, both written and oral, between UCG and the Company with respect to the subject matter hereof.

                  12.5 Amendment. This Agreement may not be amended or modified except by an instrument in writing signed by, or on behalf of, duly authorized representatives of UCG and the Company.

                  12.6 Notices. All notices, requests or other communications to any of the parties by another party shall be in writing and shall be deemed duly received on the earlier of the date the same is delivered in person or by a nationally recognized overnight courier or three (3) business days after the day deposited in the United States mail, certified or registered, postage prepaid, return receipt requested or, upon the appropriate media confirmation of receipt, if sent via facsimile ("Fax") or electronic mail ("e-mail"), as follows:

         If to United Currency Group, Inc.:

                  Adam Swickle, President
                  United Currency Group, Inc.
                  99 Wall Street, 12th Floor
                  New York, New York 10005
                  Tel:     (212) 809-0900
                  Fax:     (212) 809-4153
                  e-mail:  naazdak@aol.com

         If to Biofarm, Inc.

                  David R. Stith, President
                  Biofarm, Inc.
                  1244 Main Street
                  Linfield, Pennsylvania 19468
                  Tel:     (610) 495-8413
                  Fax:     (610) 495-8417
                  e-mail:kenpii@aol.com

         Any party may designate by notice in writing to the others a new street or e-mail address or fax number to which notices, requests and other communications hereunder shall be given.

                  12.7 Applicable Law, Venue. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York without regard to the conflicts of laws principles thereof. The parties hereto hereby irrevocably agree that any suit or proceeding arising directly and/or indirectly pursuant to or under this Agreement, shall be brought solely in a federal or state court located in the City, County and State of New York. By its execution hereof, the parties hereby covenant and irrevocably submit to the in personam jurisdiction of the federal and state courts located in the City, County and State of New York and agree that any process in any such action may be served upon any of them personally, or by certified mail or registered mail upon them or their agent, return receipt requested, with the same full force and effect as if personally served upon them in New York City. The parties hereto waive any claim that any such jurisdiction is not a convenient forum for any such suit or proceeding and any defense or lack of in personam jurisdiction with respect thereto. In the event of any such action or proceeding, the party prevailing therein shall be entitled to payment from the other party hereto of its reasonable counsel fees and disbursements in an amount judicially determined.

                  12.8 Waiver of Jury Trial. EACH OF THE PARTIES HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY WITH RESPECT TO ANY ACTIONS OR PROCEEDINGS DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT, OR THE TRANSACTIONS CONTEMPLATED HEREUNDER.

                  12.9 Counterparts. This Agreement may be executed in one or more counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.

                  12.10 No Waiver. The failure of any party to enforce any provision of this Agreement shall not constitute a waiver of the right subsequently to enforce such provision, or any other provision of this Agreement.

                  12.11 Force Majeure. No party shall be held liable for any failure to perform any of its obligations under this Agreement for as long as, and to the extent that such failure is due to an event of force majeure. An event of force majeure shall include general strikes, lockouts, acts of God, acts of war, mobilization of troops, fire, extreme weather, flood, or other natural calamity, embargo, acts of governmental agency, government or any other laws or regulations.

                  12.12 Expenses. Each party shall bear its own expenses incurred in connection with this Agreement.

                  12.13 Assignment; Subcontracting; Third party Beneficiaries.

                           (a) Except as expressly provided for herein, this
Agreement may not be assigned or otherwise transferred by either party, by operation of law or otherwise, without the express written consent of the other party.

                           (b) This Agreement shall be binding upon and inure
solely to the benefit of the parties hereto and their permitted assigns, subcontractors or transferee, and nothing herein, express or implied, is intended to or shall confer upon any other person, including, without limitation, any union or any employee or former employee of any party, any legal or equitable right, benefit or remedy of any nature whatsoever, including, without limitation, any rights of employment for any specified period, under or by reason of this Agreement.

                  12.14 General and Number. Unless the context otherwise requires, when used herein, the singular includes the plural, and vice versa, and the masculine includes the feminine and neuter, and vice versa.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in duplicate originals by their duly authorized officers or representatives.



UNITED CURRENCY GROUP, INC.             BIOFARM, INC.



By:   /s/Adam Swickle                   By:  /s/David R. Stith
      --------------------------             ---------------------------------
      Adam Swickle                           David R. Stith
      President                              President

                                    EXHIBIT A


                            PUT OPTION EXERCISE FORM
                 (To be signed only upon exercise of Put Option)


         The undersigned, the holder of the Put Option (as defined), hereby irrevocably elects to exercise the purchase rights represented by such Put Option for _____________ shares of $.001 par value Common Stock of Biofarm, Inc. and herewith tenders to Biofarm, Inc. _______ (___%) percent of the rights as defined in the Put Option Agreement dated October ___, 2002 by and between United Currency Group, Inc. and Biofarm, Inc. and certificates for shares of Common Stock be issued in the name(s) of, and delivered to ________________________, whose address(es) is (are)__________________________.


Dated:   New York, New York
         October ___, 2002


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